SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                  ON FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 12, 1998


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                         1-10726                13-3585278
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                 File Number)          Identification No.)




230 Park Avenue, New York, New York                                   10169
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





                             Exhibit Index -- Page 5

                               Page 1 of 11 Pages


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Item 2.           Acquisition or Disposition of Assets

         On January 21, 1998 ("Closing Date"), WinStar Midcom Acquisition Corp. ("WMAC"), a wholly-owned subsidiary of WinStar Communications, Inc. ("Company"), consummated the acquisition (the "Midcom Acquisition") of substantially all of the assets and business ("Midcom Business") of MIDCOM Communications Inc. and certain of its subsidiaries (collectively, "Midcom") for a purchase price of $92.0 million in cash ("Purchase Price") pursuant to the Amended and Restated Asset Purchase Agreement dated as of December 17, 1997, as amended by agreement dated December 23, 1997 ("Purchase Agreement"), among the Company, WMAC and Midcom. On December 23, 1997, $9.2 million of the Purchase Price ("Initial Deposit") was placed in escrow. On the Closing Date, $48.5 million of the Purchase Price was paid in cash to Midcom and its designees and $10.8 million of the Purchase Price was placed in escrow along with the Initial Deposit to secure Midcom's obligations to indemnify WMAC and the Company in certain circumstances. In addition, $23.5 million of the Purchase Price was placed in escrow on the Closing Date to secure Midcom's obligation to refund a portion of the Purchase Price in the event of a post-closing adjustment of the Purchase Price under the Purchase Agreement. The Purchase Price was paid by the Company using a portion of the $168.3 million of net proceeds it raised in an institutional private placement of the Company's Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock in December 1997.

         The Midcom Business provides long distance voice and data telecommunications services primarily to small and medium-sized businesses at approximately 100,000 customer locations, most of which are in major metropolitan areas of California, Florida, Illinois, New York, Ohio and Washington. Midcom's services include basic "1 plus" and "800" long distance, frame relay data transmission and dedicated private line. During the nine months ended September 30, 1997 and 1996, Midcom generated revenues of approximately $74.3 million and $124.6 million, respectively.

         Midcom filed for relief under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") in November 1997. Accordingly, consummation of the Midcom Acquisition was subject to the approval of the acquisition by the Bankruptcy Court, which was obtained on January 7, 1998.

Item 5.           Other Events

         On January 12, 1998 ("Closing Date"), WG Acquisition Corp.("WGAC"), a wholly-owned subsidiary of the Company, consummated the acquisition of the Internet services subsidiary of Telesoft Corp. ("Telesoft"), commercially known as GoodNet ("GoodNet"), for a purchase price of approximately $22.0 million, consisting of $3.5 million cash and 732,784 shares of common stock of the Company ("Common Stock"), pursuant to a Merger and Reorganization Agreement, dated as of December 10, 1997, among the Company, WGAC, Telesoft, GoodNet and the other stockholders of GoodNet.

         As of the Closing Date, WGAC changed its name to WinStar GoodNet, Inc.

         GoodNet is a national provider of Internet services, offering high-capacity data communication services to high-bandwidth users including Internet service providers, universities and colleges, large landlords, RBOCs, cable television operators and value-added resellers, and dial-up Internet access to consumers. GoodNet possesses a national network of multi-protocol asynchronous transfer mode (ATM) switches, with points of presence in 27 cities and more than 130 peering arrangements with other U.S. and foreign Internet service providers. During the nine

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months  ended  August  31,  1997  and  1996,   GoodNet  generated   revenues  of
approximately $4.1 million and $1.3 million, respectively.

         GoodNet will operate as part of the Company's new division, WinStar Broadband Services ("WBS"), which was formed by the Company in December 1997 to facilitate the Company's expansion into the growing data communications market. WBS will develop the Company's presence in the areas of Internet services and data transport, local area and wide area network professional services and network applications.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  (i) With respect to Item 2, above, the Company will file the required financial statements of Midcom within 60 days of the last date on which this Report on Form 8-K was required to be filed.

                  (ii)     With  respect to Item 5,  above,  the  Company is not
                           required  to  file  any  financial   statements   for
                           GoodNet.

         (b)      Pro Forma Financial Information.

                  (i) With respect to Item 2, above, the Company will file the required pro forma financial statements of Midcom within 60 days of the last date on which this Report on Form 8-K was required to be filed.

                  (ii) With respect to Item 5, above, the Company is not required to file any pro forma financial statements for GoodNet.

         (c)      Exhibits.

                    10.1 Amended and Restated  Asset  Purchase  Agreement  among
                         WinStar Communications, Inc., WinStar Midcom Acquisition Corp. and Midcom Communications Inc., Cel-Tech International Corp. and PacNet Inc., Chapter 11 debtors in possession (previously filed).

                    10.2 Amendment  to  Amended  and  Restated   Asset  Purchase
                         Agreement, dated December 23, 1997, among WinStar Communications, Inc., WinStar Midcom Acquisition Corp. and Midcom Communications Inc., Cel-Tech International Corp. and PacNet Inc., Chapter 11 debtors in possession (filed herewith).

                    10.3 Merger  and  Reorganization   Agreement  among  WinStar
                         Communications, Inc., WG Acquisition Corp., Telesoft Acquisition Corp. II (d/b/a "GoodNet"), Telesoft Corp. and the other stockholders of GoodNet (previously filed).

                    99.1 Press  Release  regarding  Midcom   Acquisition  (filed
                         herewith).

                    99.2 Press  Release  regarding  GoodNet  Acquisition  (filed herewith).

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 29, 1998                            WINSTAR COMMUNICATIONS, INC.
                                                   ----------------------------
                                                   (Registrant)


                                                   /s/ Frederic E. Rubin
                                                  -----------------------------
                                                   Frederic E. Rubin
                                                   Vice President and Treasurer


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                                  EXHIBIT INDEX


Exhibit Number      Description

10.2 Amendment to Amended and Restated Asset Purchase Agreement, dated December 23, 1997, among WinStar Communications, Inc., WinStar Midcom Acquisition Corp. and Midcom Communications Inc., Cel-Tech International Corp. and PacNet Inc., Chapter 11 debtors in possession.

99.1                Press Release regarding Midcom Acquisition.

99.2                Press Release regarding GoodNet Acquisition.

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